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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported): May 17, 2004
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               Long Beach Acceptance Auto Receivables Trust 2004-A
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            Delaware                   333-108506-01         33-0660404
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(State of Other Jurisdiction   (Commission file Number)   (I.R.S. Employer
      of Incorporation)                                  Identification No.)
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     One Mack Centre Drive                                      07652
     Paramus, New Jersey                                     (Zip Code)
    (Address of Principal
      Executive Offices)
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Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)


ITEM: 5.  OTHER EVENTS

          Information relating to distributions to Noteholders for the April 2004 Collection Period of the Registrant in respect of the Class A-1 Asset Back Notes and Class A-2 Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of March 1, 2004 between Long Beach Acceptance Auto Receivables Trust 2004-A, as Issuer, Long Beach Acceptance Receivables Corp. as Transferor, Long Beach Acceptance Corp., as Originator, Servicer and Custodian and JP Morgan Chase Bank, as Back-up Servicer and Trust Collateral Agent

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits


         Exhibit No. 99.1   Servicer's Certificate for the April 2004 Collection
                            Period for the May 17, 2004 Distribution Date.


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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


By:  Long Beach Acceptance Corp., as Servicer

/s/  Michael J. Pankey
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     Michael J. Pankey
     Senior Vice President and
     Chief Financial Officer


Dated:  May 17, 2004